                                                                  EXHIBIT 10.17


                               HESKA CORPORATION

                      RESTRICTED STOCK PURCHASE AGREEMENT

     THIS AGREEMENT is made as of the 11th day of January, 1997, by and between Heska Corporation, a California corporation (the "Company"), and Denis Pomroy (the "Purchaser").

     In consideration of the mutual covenants and representations herein set forth, the Company and Purchaser agree as follows:

     1. PURCHASE AND SALE OF STOCK.

     1.1 PURCHASE OF STOCK. Subject to the terms and conditions of this Agreement, the Company hereby agrees to sell to Purchaser and Purchaser agrees to purchase from the Company at the Closing an aggregate of 25,000 shares of the Company's Common Stock (the "Stock") at a price of $1.20 per share, for an aggregate purchase price of $30,000.00. The shares of Stock shall be purchased by delivery of Purchaser's full recourse promissory note in substantially the form of Exhibit A attached hereto (the "Note"). This purchase is being made upon exercise of a stock purchase right granted under the Company's 1994 Key Executive Stock Plan effective as of October 21, 1996.

     1.2 SECURITY FOR NOTE. As security for the payment of the Note and any renewal or modification thereof, Purchaser hereby pledges and grants to the Company a security interest in all of the Stock pursuant to a Security Agreement in substantially the form attached hereto as Exhibit B (the "Security Agreement"). As part of this pledge, Purchaser will sign and deliver to the Secretary of the Company ("Escrow Agent") a Stock Assignment duly endorsed (with date and number of shares blank) in the form attached hereto as Exhibit C (the "Assignment"), together with the certificate or certificates evidencing the Stock; the Assignment and the certificate or certificates evidencing the Stock are to be held in escrow by the Escrow Agent pursuant to an Escrow Agreement in substantially the form attached hereto as Exhibit D (the "Escrow Agreement") for use if, as and when required pursuant to the Security Agreement.

     2. CLOSING. The purchase and sale of the Stock shall occur at a Closing to be held on the date hereof (the "Closing Date"). The Closing will take place at the principal office of the Company or at such other place as shall be designated by the Company. At the Closing, Purchaser shall deliver to the Company the Note and the Company will issue the Stock registered in the name of Purchaser. In addition, the Purchaser shall sign and deliver the Security Agreement, the Assignment and the Escrow Agreement.

     3. PURCHASE OPTION.

     3.1 GRANT OF PURCHASE OPTION. Beginning on the Closing Date, the Stock shall be subject to the right and option of the Company to repurchase the Stock (the "Purchase Option") as set forth in this Section 3. In the event service as a member of the Board of Directors of the Company shall cease for any reason, or no reason, with or without cause, including death, disability or involuntary termination ("Termination"), the Company shall have the right, as provided in Section 3.2 hereof, to purchase from Purchaser or his personal representative, as the case may be, at the purchase price of $1.20 per share (the "Option Price"), all of the Stock that has not been released from the Purchase Option in accordance with the following schedule:

             (a) Beginning as of October 21, 1996, 24,440 shares of Stock will begin vesting over a four year period as follows: 520 (24,440/47) of the shares of Stock will be released from the Purchase Option on the 21st day of each month beginning after October 1996 and 560 shares of the Stock will be released from the Purchase Option on the 21st day of the 48th month.

     3.2 EXERCISE OF PURCHASE OPTION. Within ninety (90) days following Termination, the Company shall notify Purchaser by written notice delivered or mailed as provided in Section 8.3 as to whether it wishes to purchase the Stock pursuant to exercise of the Purchase Option. If the Company (or its assignees) elects to purchase the Stock hereunder, it shall specify a date (which shall not be later than thirty (30) days from the date of the above described notice) and a place for the closing of the transaction. At such closing, the Company (or its assignees) shall tender payment for the Stock and the certificates representing the Stock so purchased shall be canceled. Purchaser hereby authorizes and directs the Secretary or Transfer Agent of the Company to transfer the Stock as to which the Purchase Option has been exercised from Purchaser to the Company (or its assignees). The Option Price may be payable, at the option of the Company, in cancellation of all or a portion of any outstanding indebtedness of Purchaser to the Company, or by check, or both.

     3.3 NO LIMIT ON RIGHTS. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate Purchaser's employment or consulting relationship, for any reason, with or without cause.

     3.4 ESCROW OF STOCK. Purchaser agrees at the Closing hereunder, to deliver to and deposit with the Escrow Agent named in the Escrow Agreement of even date and delivered herewith, the certificate or certificates evidencing the Stock and the duly executed Assignments. Such documents are to be held by the Escrow Agent until delivered pursuant to the terms of such Escrow Agreement. Shares of the Stock which are subject to the Purchase Option shall not be transferable by the Purchaser.

     3.5 ACCELERATION ON MERGER. A dissolution of the Company or a merger or consolidation of the Company in which the Company is not the surviving corporation or in which the shares held by the shareholders of the Company prior to the merger do not represent more than 50% of the outstanding voting securities of the surviving corporation shall cause the Purchase Option to terminate effective immediately prior to the closing of such dissolution, merger or consolidation.

     4. STOCK SPLITS, ETC. If, from time to time during the term of the Purchase Option as provided in Section 3 hereof, there is any stock dividend, stock split or other change in the character or amount of any of the outstanding securities of the Company or if there is any consolidation, merger or sale of all, or substantially all, of the assets of the Company, then in such event, and subject to Section 3.5, any and all new, substituted or additional securities to which Purchaser is entitled by reason of his ownership of Stock shall be immediately subject to the Purchase Option and be included in the term "Stock" for all purposes of this Agreement with the same force and effect as the shares of Stock presently subject to this Agreement.

     5. LEGENDS. All certificates representing any shares of Stock of the Company subject to the provisions of this Agreement shall have endorsed thereon substantially the following legends:

          (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON AND OBLIGATIONS WITH RESPECT TO TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL REGISTERED HOLDER, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY."

          (b) "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

          (c) Any legend required under applicable state or other local securities laws.

     6. INVESTMENT INTENT; COVENANT. In purchasing the Stock, Purchaser represents to the Company as follows:

          (a) Purchaser has had an opportunity to discuss the business prospects and business plan of the Company with the officers and directors of the Company. Purchaser has a preexisting personal or business relationship with the Company or one of its officers, directors or controlling persons and/or by reason of his business or financial experience he has the capacity to protect his own interests in connection with the transactions contemplated by this Agreement. Purchaser further acknowledges that the Stock is highly speculative and involves a high degree of risk, and represents and warrants that he is able, without impairing his financial condition, to hold the Stock for an indefinite period of time and suffer a complete loss of his investment therein.

          (b) Purchaser is acquiring the Stock for investment and not with a view to or for sale in connection with any distribution of said Stock or with any present intention of distributing or selling said Stock and he does not presently have reason to anticipate any change in circumstances or any particular occasion or event which would cause him to sell said Stock. Purchaser understands that the Stock has not been registered under the Securities Act of 1933, as amended, (the "Act") and may not be sold or otherwise disposed of except pursuant to an effective Registration Statement filed under the Act or pursuant to an exemption from the registration requirements of such Act. Purchaser acknowledges that the Company is under no obligation to register the Stock under the Act on his behalf. Purchaser represents and warrants that he understands that the Stock constitutes restricted securities within the meaning of Rule 144 promulgated under the Act; that the exemption from registration under Rule 144 will not be available in any event for at least two years from the date of purchase and payment for the Stock, and even then will not be available unless the terms and conditions of Rule 144 are complied with and will be subject to the limitations on amount set forth therein.

          (c) Without limiting the representations and warranties set forth above, Purchaser agrees he will not make any transfer of all or any part of the Stock unless (i) there is a Registration Statement under the Act in effect with respect to such transfer and such transfer is made in accordance therewith, or
(ii) Purchaser has furnished the Company an opinion of counsel satisfactory to the Company and its counsel to the effect that such transfer will not require registration under the Act. Purchaser agrees that, prior to the closing of the Company's initial public offering registered under the Act, he will not transfer any of such securities in a public offering without the Company's prior consent, even if he is otherwise permitted to transfer them pursuant to Rule 144(k) under the Act.

     7. LOCK-UP AGREEMENT. In the event the Company sells any of its securities in an underwritten initial public offering pursuant to a registration filed pursuant to the Act, Purchaser agrees (but only if each officer and director of the Company also agrees), upon request from the Company or the managing underwriter of such initial or other public offering, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of, any of the Stock, without the prior written consent of the Company or such underwriter, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as the Company or the underwriter may specify. Purchaser further agrees that the Company may place stop-transfer notations with the transfer agent of the Stock to enforce this provision.

     8.  MISCELLANEOUS.

     8.1 FURTHER ASSURANCES. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

     8.2 ENTIRE AGREEMENT. This Agreement, including any exhibits, is the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral and written understandings of the parties.

     8.3 NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given by telefax or courier, addressed to Purchaser at his number or address, as the case may be, shown on the Company's records and to the Company at its main telefax number or the address of its principal corporate offices, as the case may be, (attention: President) or at such other number or address as such party may designate by ten (10) days' advance written notice to the other party hereto.

     8.4 ASSIGNMENT OF RIGHTS; BINDING UPON SUCCESSORS. The Company may assign its rights and delegate its duties under Section 3 hereof. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser, his heirs, executors, administrators, successors and assigns.

     8.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado as applied to contracts between Colorado residents to be wholly performed within the State of Colorado.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                             HESKA CORPORATION
PURCHASER                                    a California corporation



/s/ DENIS POMROY                             By: /s/ DEBORAH E. ROBBINS
-------------------------------------            ----------------------------

                                             Title: V.P. and General Counsel
                                                   ----------------------------

Address:
          /s/ c/o Volendam Capital Advisors
          ---------------------------------
              Suite 222, 430 Cooper St.
          ---------------------------------
              Palo Alto, CA  904301
          ---------------------------------

                         FULL RECOURSE PROMISSORY NOTE



$30,000.00                                               Fort Collins, Colorado
                                                               January 11, 1997


     For value received, the undersigned (the "Maker") promises to pay to Heska Corporation, a California corporation (the "Company"), or order, at its principal office, the principal sum of Thirty Thousand Dollars ($30,000.00) with interest thereon at the rate of seven and one-half percent (7 1/2%) per annum, compounded annually, on the unpaid balance of the principal sum. Said principal and interest shall be due as follows:

     This Note and all accrued interest shall be due and payable on January 11, 2003. Notwithstanding the foregoing, this Note shall be immediately due and payable upon the sale of any of the shares of Common Stock purchased with this Note, to the extent of the proceeds of such sale.

     All payments are to be made in lawful money of the United States of America. The privilege is reserved to prepay any portion of the Note at any time.

     Should suit be commenced to collect this Note or any portion thereof, such sum as the Court may deem reasonable shall be added hereto as attorneys' fees. The Maker waives presentment for payment, protest, notice of protest, and notice of non-payment of this Note.

     This Note is secured by a pledge of certain shares of the Company's Common Stock pursuant to a Security Agreement between the Company and the Maker of even date herewith, and is subject to all the provisions thereof. This Note is also subject to the terms of a Restricted Stock Purchase Agreement between the Company and the Maker of even date herewith.

     The holder of this Note shall have full recourse against the Maker, and shall not be required to proceed against the collateral security pledged to secure this Note in the event of default.




                                                    /s/ DENIS POMROY
                                             ----------------------------------
                                                        Denis Pomroy

                               SECURITY AGREEMENT


     THIS SECURITY AGREEMENT is made as of the 11th day of January, 1997 between Heska Corporation, a California corporation ("Pledgee" or the "Company"), and Denis Pomroy ("Pledgor").

                                    RECITALS

     Pledgor purchased an aggregate of 25,000 shares of Pledgee's Common Stock (the "Stock") under a Restricted Stock Purchase Agreement dated January 11, 1997 (the "Purchase Agreement"), between Pledgor and Pledgee. As payment for the Stock, Pledgor delivered a promissory note (the "Note") in the total principal amount of $30,000. The Note and the obligations hereunder are as set forth in Exhibit A to the Purchase Agreement.

     NOW THEREFORE, it is agreed as follows:

     1. CREATION AND DESCRIPTION OF SECURITY INTEREST. In order to secure Pledgor's obligation to pay the Note in full, Pledgor, pursuant to the Commercial Code of the State of Colorado, hereby pledges all of the Stock, including those shares purchased with cash (herein sometimes referred to as the "Collateral") represented by certificate number 72.

     The pledged Stock (together with an executed blank stock assignment for use in transferring all or a portion of the Stock to Pledgee if, as and when required pursuant to this Security Agreement) shall be delivered to the Secretary of Pledgee, or such other person designated by the Company ("Escrow Agent") to be held pursuant to an Escrow Agreement in the form of Exhibit D to the Purchase Agreement (the "Escrow Agreement") as security for the repayment of the Note, and any extensions or renewals thereof.

     2. PLEDGOR'S REPRESENTATIONS AND COVENANTS. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

          (a) PAYMENT OF INDEBTEDNESS. Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

          (b) ENCUMBRANCES. The Stock is not subject to any encumbrances, defenses and liens other than the security interest granted hereunder, and Pledgor will not further encumber the Stock in any manner without the prior written consent of Pledgee.

          (c) MARGIN REGULATIONS. In the event that Pledgee's Common Stock becomes margin-listed by the Federal Reserve Board subsequent to the execution of this Security Agreement, and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendment to the Note or providing any additional collateral as may be necessary to comply with such regulations.

     3. VOTING RIGHTS. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Stock pledged hereunder.

     4. STOCK ADJUSTMENTS. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee and Escrow Agent under the terms of this Security Agreement and the Escrow Agreement in the same manner as the Stock originally pledged hereunder. In the event of substitution of such securities, Pledgor and Pledgee shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Stock" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

     5. WARRANTS AND RIGHTS. In the event that, during the term of this pledge, subscription warrants or other rights or options shall be issued in connection with the pledged Stock, such rights, warrants and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Stock then held by Escrow Agent shall be immediately delivered to Escrow Agent, to be held under the terms of this Security Agreement in the same manner as the Stock pledged.

     6. DEFAULT. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event:

          (a) Payment of principal or interest on the Note shall be delinquent for a period of ten (10) days or more; or

          (b) Pledgor fails to perform any of the covenants set forth in the Purchase Agreement or contained in this Security Agreement for a period of ten (10) days after written notice thereof from Pledgee.

     In the case of an event of default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the Colorado Commercial Code.

     7. WITHDRAWAL OR SUBSTITUTION OF COLLATERAL. Until the Note has been paid in full, Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

     8. TERM. The within pledge of Stock shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged Stock shall be promptly delivered to Pledgor, subject to the terms of any other agreement between Pledgor and Pledgee.

     9. INSOLVENCY. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against him, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

     10. ESCROW AGENT LIABILITY. The liability of the Escrow Agent shall be limited as provided in the Escrow Agreement.

     11. MISCELLANEOUS.

          (a) INVALIDITY OF PARTICULAR PROVISIONS. Pledgor and Pledgee agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

          (b) SUCCESSORS OR ASSIGNS. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

          (c) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado as applied to contracts between Colorado residents to be wholly performed within the State of Colorado.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                            "PLEDGEE"
                                            HESKA CORPORATION
"PLEDGOR"                                   a California corporation


/s/ DENIS POMROY                             By: /s/ DEBORAH E. ROBBINS
-------------------------------------            ----------------------------

                                             Title: V.P. and General Counsel
                                                   ----------------------------

Address:
          /s/ c/o Volendam Capital Advisors
          ---------------------------------
              Suite 222, 430 Cooper St.
          ---------------------------------
              Palo Alto, CA  94301
          ---------------------------------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


     FOR VALUE RECEIVED, I,                     , hereby sell, assign and
                            --------------------
transfer unto
              ------------------------------------------------------------
(    ) shares of the Common Stock of Heska Corporation, standing in
 ---
my name on the books of said corporation represented by Certificate No.

herewith and do hereby irrevocably constitute and appoint to transfer said stock on the books of the within-named corporation with full power of substitution in the premises.

Dated:                 , 19  .
       ---------------     --
                                              Signature:


                                              /s/ DENIS POMROY
                                              --------------------------------


     This Assignment Separate from Certificate was executed in conjunction with the terms of a Restricted Stock Purchase Agreement between the above assignor
and Heska Corporation, dated January   , 1997.
                                    ---


INSTRUCTION:   PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE.

                           JOINT ESCROW INSTRUCTIONS



                                                               January 11, 1997


Secretary
Heska Corporation
1825 Sharp Point Drive
Fort Collins, CO  80525

Dear Sir or Madam:

     As Escrow Agent for both Heska Corporation, a California corporation (the "Company"), and the undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement, dated as of January 11, 1997 ("Agreement"), to which a copy of these Joint Escrow Instructions is attached as Exhibit D, in accordance with the following instructions:

     1. PLEDGE OF STOCK. Purchaser has pledged an aggregate of 25,000 shares of the Company's Common Stock (the "Stock") to the Company pursuant to a Security Agreement in the form of Exhibit B to the Agreement between Purchaser and the Company of even date herewith (the "Security Agreement") as security for the performance of Purchaser's obligations to the Company under a note (the "Note") delivered to the Company in connection with the purchase of the Stock. This pledge shall continue until the Note has been paid in full.

     2. DELIVERY UPON DEFAULT. If an Event of Default shall occur under the Security Agreement or the Note, you shall, within ten (10) days of receipt of a written request of an authorized officer of the Company given to you and Purchaser, deliver the certificate evidencing the Stock and the stock assignments to the Company to enable the Company to exercise its rights as a secured party under the Commercial Code of the State of Colorado.

     3. EXERCISE OF PURCHASE OPTION. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") exercises the Purchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

     At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company against the simultaneous delivery to you of the purchase price (by check or by cancellation of any debt owed by Purchaser to the Company) for the number of shares of stock being purchased pursuant to the exercise of the Purchase Option.

     4. DEPOSIT OF CERTIFICATES. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing the Stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement and the Security Agreement. Purchaser does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated Subject to the provisions of this Section 4, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the Stock is held by you.

     5. TERM. This escrow shall commence upon the date hereof and shall terminate six (6) years and one month from the date hereof or earlier if the Company shall give you notice that the Note has been paid in full and the Shares are no longer subject to the Purchase Option. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of same to Purchaser and shall be discharged of all further obligations hereunder.

     6. PROVISIONS APPLICABLE TO ESCROW AGENT. With respect to your performance of your obligations, the following terms shall apply:

          (a) Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

          (b) You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

          (c) You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

          (d) You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

          (e) You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

          (f) Your responsibilities and rights as Escrow Agent hereunder shall pass to any successor Secretary and/or Assistant Secretary of the Company.

          (g) If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

          (h) It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction, but you shall be under no duty whatsoever to institute or defend any such proceedings.

          (i) By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement or the Security Agreement.

     7. NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or by telefax or courier, addressed to Purchaser at his number or address as the case may be, shown on the Company's records and to the Company at its main telefax number or the address of its principal corporate offices, as the case may be, (attention: Secretary and attention: President, respectively) or at such other number or address as such party may designate by ten (10) days prior written notice to the other parties hereto.

     8. SUCCESSORS AND ASSIGNS. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.



                                                HESKA CORPORATION
PURCHASER                                       a California corporation



/s/ DENIS POMROY                                By: /s/ DEBORAH E. ROBBINS
--------------------------------                   ----------------------------

                                                Title: VP and General Counsel
                                                      -------------------------



ESCROW AGENT




/s/ DEBORAH E. ROBBINS
-------------------------------------





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